UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                            811-4430

Dreyfus 100% U.S. Treasury Money Market Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus 100% U.S. Treasury Money Market Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that punished the financial markets beginning in 2008 appear to have eased somewhat as of mid-year 2009. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows early in 2009, equities and higher-yielding bonds have generally staged impressive rallies.Yet, the Federal Reserve Board has steadfastly maintained a highly accommodative monetary policy, keeping its target for short-term interest rates at close to 0.00%. Consequently, money market yields have declined to record lows.

Although recent developments in the financial markets give us reasons for optimism, we remain cautious due to the speed and magnitude of the markets’ rebound. Indeed, the markets’ advance was led mainly by lower-quality securities when investors developed renewed appetites for risk.We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the markets lower. In uncertain markets such as these, even the most seasoned investors can benefit from professional counsel.To determine how both your long-term investments and current liquid assets should be allocated for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 0.04%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.04% for the same period.1

Yields of U.S. Treasury bills remained at or near historical lows throughout the reporting period as the Federal Reserve Board (the “Fed”) maintained its target for the overnight federal funds rate at 0% to 0.25% in its attempts to stimulate economic growth and stabilize the banking system.

The Fund’s Investment Approach

The fund seeks to maintain a stable share price of $1.00.To pursue this goal, the fund invests only in U.S.Treasury securities. As a money market fund, it is subject to strict federal requirements and must maintain a dollar-weighted average portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.

Money Market Yields Plunged during the Downturn

The reporting period began in the midst of the longest and most severe recession since the 1930s, which was exacerbated by an ongoing banking crisis that had escalated over the second half of 2008. Major financial institutions found themselves unable to obtain short-term funding due to massive losses among mortgage- and asset-backed securities. The Fed attempted to restore stability by pumping enormous amounts of liquidity into the banking system, and it created the Term Asset-Backed Securities Loan Facility (“TALF”) to support lending activity among banks.The Fed also eased monetary policy aggressively, driving its target for the overnight federal funds rate to an unprecedented low of 0% to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

0.25% in December. As short-term interest rates declined to nearly 0%, so did yields of short-term U.S.Treasury securities.

In addition to the Fed’s actions, the U.S. Department of the Treasury responded with a number of its own remedial measures in 2008, including the Troubled Assets Relief Program (TARP) and the Temporary Guarantee Program for Money Market Funds. The latter was designed to promote liquidity in the commercial paper market after one venerable prime money market fund suffered losses that caused its share price to fall below one dollar.

When 2009 began, the economic downturn continued to gain momentum as job losses mounted and consumer confidence plunged. In January, it was announced that the median sales price of single-family homes had fallen 12% in December compared to one year earlier.The U.S. economy lost more than 650,000 jobs per month in February and March. Meanwhile, the Conference Board’s Consumer Confidence Index reached the lowest level since its inception in 1967. In an effort to stimulate the economy, the U.S. government passed the $787 billion American Recovery and Reinvestment Act with the goal of retaining and creating jobs,providing budget relief to states and localities,maintain-ing social programs and offering tax relief to businesses and individuals.

After hitting multi-year lows in early March, the U.S. stock market and corporate bond market staged impressive rebounds through the reporting period’s end. Despite an estimated –6.1% annualized GDP growth rate over the first quarter of 2009, the markets were buoyed by signs that the economic downturn might be decelerating, including lower-than-expected numbers of jobless claims in April and May and a modest increase in retail sales. In addition, a decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets. However, the unemployment rate climbed steadily.

The U.S. economy continued to send mixed signals in June. For example, the National Association of Realtors announced that existing home sales rose 2.4% and the average sale price increased almost 4% in

May, but the absolute number of sales and the average sale price remained 15% and 20% below their peaks, respectively. Similarly, the Institute for Supply Management said that its manufacturing index had posted a month-over-month gain in June, but it continued to indicate recessionary conditions among U.S. manufacturers. Perhaps most significant, the U.S. economy lost an additional 467,000 jobs in June, and the unemployment rate rose to 9.5%, its highest level in 26 years.

Amid Turmoil, a Focus on Quality and Liquidity

As credit conditions stabilized, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages. However, it is worth noting that the industry’s average weighted maturity has been significantly shorter than historical averages as most money market funds remain on a relatively defensive footing.

Indeed, despite the recent signs of potential economic improvement, we remain concerned regarding liquidity conditions and tighter loan standards. In addition, the Fed again indicated at its June 2009 meeting that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”Therefore, until we see more convincing evidence that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on liquidity.

July 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s annualized yield would have been –0.12%, and the annualized effective yield would have been –0.12%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009

Expenses paid per $1,000†	$2.23
Ending value (after expenses)	$1,000.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

Expenses paid per $1,000†	$2.26
Ending value (after expenses)	$1,022.56

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—100.1%	Purchase (%)	Amount ($)	Value ($)
7/2/09	0.21	32,000,000	31,999,818
7/16/09	0.18	175,000,000	174,987,239
7/23/09	0.16	266,000,000	265,973,924
7/30/09	0.23	222,000,000	221,958,401
8/13/09	0.11	75,000,000	74,990,594
8/20/09	0.16	150,000,000	149,966,667
9/10/09	0.45	80,000,000	79,929,000
10/1/09	0.39	74,000,000	73,926,681
10/8/09	0.41	40,000,000	39,954,900
10/29/09	0.29	75,000,000	74,927,500
11/19/09	0.31	275,000,000	274,670,021
12/3/09	0.29	70,000,000	69,912,597
12/17/09	0.69	27,500,000	27,410,923
Total Investments (cost $1,560,608,265)		100.1%	1,560,608,265
Liabilities, Less Cash and Receivables		(.1%)	(843,470)
Net Assets		100.0%	1,559,764,795

Portfolio Summary (Unaudited)†
			Value (%)
U.S. Treasury Bills			100.1

† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,560,608,265	1,560,608,265
Cash		4,219,580
Prepaid expenses		85,960
		1,564,913,805
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		277,241
Payable for shares of Beneficial Interest redeemed		2,871,910
Payable for investment securities purchased		1,999,859
		5,149,010
Net Assets ($)		1,559,764,795
Composition of Net Assets ($):
Paid-in capital		1,559,654,282
Accumulated net realized gain (loss) on investments		110,513
Net Assets ($)		1,559,764,795
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		1,559,365,728
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	4,788,681
Expenses:
Management fee—Note 2(a)	4,879,559
Shareholder servicing costs—Note 2(b)	487,445
Treasury insurance expense—Note 1(e)	245,028
Trustees’ fees and expenses—Note 2(c)	137,361
Registration fees	68,424
Custodian fees—Note 2(b)	39,943
Professional fees	38,897
Prospectus and shareholders’ reports	11,988
Miscellaneous	15,801
Total Expenses	5,924,446
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 2(a)	(1,489,594)
Less—reduction in fees due to earnings credits—Note 1(b)	(12,937)
Net Expenses	4,421,915
Investment Income—Net	366,766
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	52,123
Net Increase in Net Assets Resulting from Operations	418,889

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	366,766	13,091,642
Net realized gain (loss) on investments	52,123	69,063
Net Increase (Decrease) in Net Assets
Resulting from Operations	418,889	13,160,705
Dividends to Shareholders from ($):
Investment income—net	(366,766)	(13,091,642)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	1,372,173,559	4,878,256,287
Dividends reinvested	390,412	12,188,550
Cost of shares redeemed	(2,077,091,054)	(3,230,545,437)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(704,527,083)	1,659,899,400
Total Increase (Decrease) in Net Assets	(704,474,960)	1,659,968,463
Net Assets ($):
Beginning of Period	2,264,239,755	604,271,292
End of Period	1,559,764,795	2,264,239,755

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.014	.041	.040	.023	.006
Distributions:
Dividends from investment
income—net	(.000)[a]	(.014)	(.041)	(.040)	(.023)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.04[b]	1.37	4.16	4.07	2.28	.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61[b]	.59	.65	.70	.68	.69
Ratio of net expenses
to average net assets	.45[b]	.58	.65	.70[c]	.68[c]	.69
Ratio of net investment income
to average net assets	.04[b]	1.00	4.05	4.00	2.24	.55
Net Assets, end of period
($ x 1,000)	1,559,765	2,264,240	604,271	563,128	592,002	667,492

a	Amount represents less than $.001 per share.
b	Annualized.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	1,560,608,265
Level 3—Significant Unobservable Inputs	—
Total	1,560,608,265

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008, was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the

Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and has been further extended by the Treasury until September 18, 2009. The fund’s participation in the Program expired on May 1, 2009. As a result, shareholder assets in the fund that were covered under the Program since September 19, 2008 will no longer be covered effective May 1, 2009. Participation in the initial term and the April 30, 2009 extension period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and not contractual and may be terminated at any time.The expense reimbursement, pursuant to the undertaking amounted to $1,489,594 during the period ended June 30, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2009, the fund was charged $282,952 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2009, the fund was charged $120,024 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the fund was charged $12,359 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2009, the fund was charged $39,943 pursuant to the custody agreement.

During the period ended June 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $664,036, custodian fees $35,433, chief compliance officer fees $1,670 and transfer agency per account fees $35,922, which are offset against an expense reimbursement currently in effect in the amount of $459,820.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 17

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

By:	/s/ J. David Officer
James Windels,
Treasurer

Date:	August 12, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)